             AMENDMENT NO. 1 TO AMENDED & RESTATED CREDIT AGREEMENT

         This Amendment No. 1 to Amended & Restated Credit Agreement (this "Agreement") dated as of September 25, 2003 is made by and among JARDEN CORPORATION, a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended & Restated Credit Agreement dated as of September 2, 2003 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower various revolving credit and term loan facilities, including a letter of credit facility and a swing line facility; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain terms of the Credit Agreement, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) Each of the following definitions is hereby deleted from Article I of the Credit Agreement: (i) Non-Scheduled Acquisition B Equity Issuance, and
(ii) Scheduled Acquisition B Equity Issuance.

         (b) The following new definition is hereby added to Article I of the Credit Agreement in its proper alphabetical order:

                  "Permitted Equity Issuance" means one issuance of Equity Securities of the Borrower to occur not later than January 31, 2004 with gross proceeds not to exceed $120,000,000.

         (c) The definition of "Non-Exempt Net Proceeds" in Article I of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Non-Exempt Net Proceeds" means (a) during the period of 180 days after the date of the Permitted Equity Issuance, $0, and (b) thereafter, the difference (but not less than $0) of (i) the aggregate Net Proceeds of the Permitted Equity Issuance, minus (ii) the aggregate amount of the Net Proceeds of the Permitted Equity Issuance utilized within 180 days of such issuance to pay Costs of Acquisition of consummated Permitted Acquisitions (but including the Cost of Acquisition of Scheduled Acquisition A, even if it is consummated prior to the occurrence of the Permitted Equity Issuance) and the Scheduled Acquisition B, minus (iii) $50,000,000.

         (d) Section 2.06(e)(ii) is hereby deleted in its entirety and replaced with the following:

                  (ii) The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment with respect to each private or public offering of Equity Securities of the Borrower or any Subsidiary (other than Equity Securities issued to the Borrower or a Guarantor) in an amount equal to (x) in the case of the issuance of any Equity Securities other than the Permitted Equity Issuance, fifty percent (50%) of the Net Proceeds of each such issuance of Equity Securities of the Borrower or any Subsidiary, and (y) in the case of the Permitted Equity Issuance, (A) one hundred percent (100%) of the first $50,000,000 of the Non-Exempt Net Proceeds thereof and (B) fifty percent (50%) of any remaining Non-Exempt Net Proceeds thereof. Each prepayment provided for in this Section 2.06(e)(ii) will be made within ten (10) Business Days of receipt of such proceeds (or, in the case of Non-Exempt Net Proceeds, within ten (10) Business Days of the expiration of the 180-day period following the Permitted Equity Issuance) and upon not less than five (5) Business Days' prior written notice to the Administrative Agent, which notice shall include a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the calculations utilized in computing the Net Proceeds of such issuance and the amount of such prepayment; provided that no prepayment shall be required hereunder of the first $20,000,000 of Net Proceeds in each fiscal year of the Borrower realized from (x) the issuance of Equity Securities in connection with the exercise of any option, warrant or other convertible security of the Borrower or any Subsidiary or (y) the issuance, award or grant of Equity Securities to eligible participants under a stock plan of the Borrower.

         (e) Section 5.11 is hereby amended to replace the reference to "Scheduled B Equity Issuance" therein with "Permitted Equity Issuance."

         (f) Schedule 1.02(d) is hereby amended by deleting the line in the labeled "Scheduled Acquisition B Equity Issuance" and replacing it with the following:

--------------------------------------------------------------------------------
Permitted Equity Issuance:              That portion of the gross proceeds used
                                        to consummate the Scheduled Acquisition
                                        B (a) is to be not less than an amount
                                        sufficient so that (after giving effect
                                        to the Permitted Equity Issuance, the
                                        consummation of the Scheduled
                                        Acquisition B, the consummation of all
                                        Permitted Acquisitions from the Closing
                                        Date to the date of the Scheduled
                                        Acquisition B, and all borrowings and
                                        incurrences of debt in connection with
                                        all such transactions) the Total
                                        Leverage Ratio (pro forma for all such
                                        transactions) does not exceed 3.20 to
                                        1.00, and (b) results from the issuance
                                        of common stock of the Borrower.
--------------------------------------------------------------------------------

         2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement provided in Paragraph 1 hereof are all subject to the satisfaction of each the following conditions precedent:

                  (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

                           (i) four (4) original counterparts of this Agreement,
                  duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders, together with all schedules and exhibits thereto duly completed;

                           (ii) such other documents, instruments, opinions,
                  certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.

                  (b) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

         3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments, waivers and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

         4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) The representations and warranties made by the Borrower in
         Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (b) Since June 30, 2003, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

                  (c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

                  (d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

                  (e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

         5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.17(b) and 10.18 of the Credit Agreement.

         9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.


                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                    BORROWER:

                                            JARDEN CORPORATION

                                            By:      /s/ Desiree DeStefano
                                                     ---------------------
                                            Name:    Desiree DeStefano
                                            Title:   Senior Vice President

                                   GUARANTORS:

                                            HEARTHMARK, INC., an Indiana
                                                 corporation
                                            ALLTRISTA PLASTICS CORPORATION, an
                                                 Indiana corporation
                                            ALLTRISTA NEWCO CORPORATION, an
                                                 Indiana corporation
                                            LEHIGH CONSUMER PRODUCTS
                                                 CORPORATION, a Pennsylvania
                                                 corporation
                                            TILIA, INC. (successor by name
                                                 change to Alltrista Acquisition
                                                 I, Inc.), a Delaware
                                                 corporation
                                            TILIA DIRECT, INC. (successor by
                                                 name change to Alltrista
                                                 Acquisition II, Inc.), a
                                                 Delaware corporation
                                            TILIA INTERNATIONAL, INC. (successor
                                                 by name change to Alltrista
                                                 Acquisition III, Inc.), a
                                                 Delaware corporation
                                            QUOIN CORPORATION, a Delaware
                                                 corporation


                                            By:    /s/ Desiree DeStefano
                                                   ---------------------
                                            Name:  Desiree DeStefano
                                            Title: Vice President


                                            ALLTRISTA ZINC PRODUCTS, L.P., an
                                            Indiana limited partnership
                                            By:  Alltrista Newco Corporation, a
                                                 Indiana corporation, its
                                                 general partner

                                                 By:    /s/ Desiree DeStefano
                                                        ---------------------
                                                 Name:  Desiree DeStefano
                                                 Title: Vice President

                                            ADMINISTRATIVE AGENT:
                                            --------------------

                                            BANK OF AMERICA, N.A., AS
                                                 ADMINISTRATIVE AGENT


                                            By:     /s/ Tim Cassidy
                                                    -----------------------
                                            Name:   Tim Cassidy
                                            Title:  Vice President

                                            LENDERS:
                                            -------

                                            BANK OF AMERICA, N.A., as a Lender,
                                                 L/C Issuer and Swing Line
                                                 Lender


                                            By:     /s/ Tim Cassidy
                                                    -----------------------
                                            Name:   Tim Cassidy
                                            Title:  Vice President

                                            CIBC INC.



                                            By:      /s/ Dean J. Decker
                                                     ------------------
                                            Name:    Dean J. Decker
                                            Title:   Managing Director
                                                     CIBC World Markets Corp.
                                                     As agent for CIBC INC.

                                            NATIONAL CITY BANK OF INDIANA



                                            By:     /s/ David G. McNeely
                                                    ---------------------------
                                            Name:   David G. McNeely
                                            Title:  Assistant Vice President

                                            THE BANK OF NEW YORK



                                             By:    /s/ Maurice A. Campbell
                                                    ---------------------------
                                             Name:  Maurice A. Campbell
                                             Title: Vice President

                                             FLEET NATIONAL BANK



                                             By:    /s/ W. Lincoln Schoff, Jr.
                                                    ---------------------------
                                             Name:  W. Lincoln Schoff, Jr.
                                             Title: Senior VP

                                             HARRIS TRUST AND SAVINGS BANK





                                             By:    /s/ Thad D. Rasche
                                                    ---------------------------
                                             Name:  Thad D. Rasche
                                             Title: Vice President

                                             SUNTRUST BANK





                                             By:    /s/ Heidi M. Khambatta
                                                    ---------------------------
                                             Name:  Heidi M. Khambatta
                                             Title: Vice President

                                            TRANSAMERICA BUSINESS CAPITAL
                                                 CORPORATION




                                             By:    /s/ Stephen Goetschius
                                                    ---------------------------
                                             Name:  Stephen Goetschius
                                             Title: Senior Vice President

                                             APEX (IDM) CDO I LTD.
                                             By: David L. Babson & Company Inc.,
                                             as Collateral Manager



                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             BABSON CLO LTD. 2003-1
                                             By: David L. Babson & Company Inc.
                                             as Manager



                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             BILL & MELINDA GATES FOUNDATION
                                             By: David L. Babson & Company Inc.
                                             as Investment Adviser




                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                            CHIRON CDO I LTD.





                                             By:    /s/ John Randolph Watkins
                                                    ---------------------------
                                             Name:  John Randolph Watkins
                                             Title: Executive Director

                                             DENALI CAPITAL CLO III LTD.

                                             Denali Capital LLC, managing
                                             member of DC Funding Partners,
                                             portfolio manager for DENALI
                                             CAPITAL CLO III, LTD., or an
                                             affiliate


                                             By:    /s/ John P. Thacker
                                                    ---------------------------
                                             Name:  John P. Thacker
                                             Title: Chief Credit Officer

                                             EAST WEST BANK





                                             By:    /s/ Nancy A. Moore
                                                    ---------------------------
                                             Name:  Nancy A. Moore
                                             Title: Senior Vice President

                                             ELC (CAYMAN) LTD, 2000-1
                                             By: David L. Babson & Company Inc.
                                             as Collateral Manager



                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             ELC CAYMAN LTD. 1999-II
                                             By: David L. Babson & Company Inc.
                                             as Collateral Manager



                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             ELC CAYMAN LTD. 1999-III
                                             By: David L. Babson & Company Inc.
                                             as Collateral Manager



                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             FLAGSHIP CLO 2001-1
                                             By: Flagship Capital Management,
                                             Inc.


                                             By:    /s/ Colleen Cunniffe
                                                    ---------------------------
                                             Name:  Colleen Cunniffe
                                             Title: Director

                                             FLAGSHIP CLO II
                                             By: Flagship Capital Management,
                                             Inc.



                                             By:    /s/ Colleen Cunniffe
                                                    ---------------------------
                                             Name:  Colleen Cunniffe
                                             Title: Director

                                             FRANKLIN CLO IV, LIMITED





                                             By:    /s/ Tyler Chan
                                                    ---------------------------
                                             Name:  Tyler Chan
                                             Title: Vice President

                                             FRANKLIN FLOATING RATE DAILY
                                             ACCESS





                                             By:    /s/ Tyler Chan
                                                    ---------------------------
                                             Name:  Tyler Chan
                                             Title: Vice President

                                             FRANKLIN FLOATING RATE MASTER





                                             By:    /s/ Tyler Chan
                                                    ---------------------------
                                             Name:  Tyler Chan
                                             Title: Vice President

                                             GENERAL ELECTRIC CAPITAL CORP.





                                             By:    /s/ Brian P. Schwinn
                                                    ---------------------------
                                             Name:  Brian P. Schwinn
                                             Title: Duly Authorized Signatory

                                             ING PRIME RATE TRUST
                                             By: Aeltus Investment Management,
                                                 Inc. as its investment manager


                                             By:    /s/ Brian S. Horton
                                                    ---------------------------
                                             Name:  Brian S. Horton
                                             Title: Vice President

                                             ING SENIOR INCOME FUND
                                             By: Aeltus Investment Management,
                                                 Inc. as its investment manager


                                             By:    /s/ Brian S. Horton
                                                    ---------------------------
                                             Name:  Brian S. Horton
                                             Title: Vice President

                                             LIBERTY FLOATING RATE ADVANTAGE
                                             FUND

                                             By: Columbia Management Advisors,
                                             Inc. (f/k/a Stein Roe & Farnham
                                             Incorporated), As Advisor


                                             By:    /s/
                                                    ---------------------------
                                             Name:
                                             Title:

                                             MAPLEWOOD (CAYMAN) LIMITED
                                             By: David L. Babson & Company Inc.
                                             under delegated authority from
                                             Massachusetts Mutual Life
                                             Insurance Company as Investment
                                             Manager


                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             MASSACHUSETTS MUTUAL LIFE
                                             INSURANCE CO.
                                             By: David L. Babson & Company Inc.
                                             as Investment Adviser


                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             PILGRIM AMERICA HIGH INCOME
                                             INVESTMENTS LTD.
                                             By: ING Investments, LLC
                                                 as its investment manager


                                             By:    /s/ Brian S. Horton
                                                    ---------------------------
                                             Name:  Brian S. Horton
                                             Title: Vice President

                                            PINEHURST TRADING INC.




                                             By:    /s/ Diana M. Himes
                                                    ---------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                             PPM-SHADOW CREEK FUNDING LLC




                                             By:    /s/ Diana M. Himes
                                                    ---------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                             PPM-SPYGLASS FUNDING TRUST




                                             By:    /s/ Diana M. Himes
                                                    ---------------------------
                                             Name:  Diana M. Himes
                                             Title: Authorized Agent

                                             SIMSBURY CLO LIMITED
                                             By: David L. Babson & Company Inc.
                                             under delegated authority from
                                             Massachusetts Mutual Life Insurance
                                             Company as Collateral Manager


                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             SRF 2000 INC.



                                             By:    /s/ Diana M. Himes
                                                    ---------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                             SRF TRADING INC.




                                             By:    /s/ Diana M. Himes
                                                    ---------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                             STANWICH LOAN FUNDING LLC




                                             By:    /s/ Diana M. Himes
                                                    ---------------------------
                                             Name:  Diana M. Himes
                                             Title: Assistant Vice President

                                             STEIN ROE FLOATING RATE LIMITED
                                             LIABILITY COMPANY

                                             By: Columbia Management Advisors,
                                             Inc. (f/k/a Stein Roe & Farnham
                                             Incorporated), As Advisor



                                             By:    /s/
                                                    ---------------------------
                                             Name:
                                             Title:

                                             SUFFIELD CLO LIMITED
                                             By: David L. Babson & Company Inc.
                                             as Collateral Manager


                                             By:    /s/ David P. Wells
                                                    ---------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

                                             TORONTO DOMINION (NEW YORK), INC.




                                             By:    /s/ Stacey Malek
                                                    ---------------------------
                                             Name:  Stacey Malek
                                             Title: Vice President

                                             TRUMBULL THC LTD.




                                             By:    /s/ Stacey Malek
                                                    ---------------------------
                                             Name:  Stacey Malek
                                             Title: Attorney In Fact